West Coast Marketing West Coast Marketing April 16-18, 2007 Investor & Public Relations: Norelle Lundy, Vice President Nir Grossman, Senior Director (713) 507-6466 ir@dynegy.com Exhibit 99.1

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to
Dynegy’s 2007 financial estimates and the combination with LS Power, by the fact that they do not relate strictly to historical or current facts.  Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong.
Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, including its 2006
Form 10-K, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements.  All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
Non-GAAP Financial Measures: We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials.
EBITDA is a non-GAAP financial measure.  Consolidated EBITDA can be reconciled to Net income (loss) using the following calculation: Net income (loss) less Income tax benefit (expense), plus Interest expense and Depreciation and amortization expense equals EBITDA.  Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis.  However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.
Free cash flow is a non-GAAP financial measure.  Free cash flow can be reconciled to operating cash flow using the following calculation:  Operating cash flow plus investing cash flow (consisting of asset sale proceeds less business acquisition costs, capital expenditures and changes in restricted cash) equals free cash flow. We use free cash flow to measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations.  Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

Dynegy will seek to capture value for all investors:
By having a power generation asset portfolio with sufficient diversity, scale and scope to withstand and capture upside throughout commodity cycles
By having a flexible capital structure to capture market opportunities and maintain strong liquidity
By having a management team driven to execute on growth opportunities
By having alignment of our public and private investors
VALUE PROPOSITION
VALUE PROPOSITION
Building a flexible and diverse portfolio of power generation assets with a predictable cost structure to withstand sector cyclical lows and benefit from sector cyclical highs

ENERGY BALANCE
ENERGY BALANCE
The U.S. faces significant challenges in balancing the needs for:
Economic and reliable energy
National energy security
Environmental stewardship
No single solution exists for this complex global problem
The U.S. should address the need for new capacity to:
Replace aging fleets
Support reliable power, avoiding power disruptions
Dynegy is committed to being a part of the country’s future electric supply mix
Balancing the needs for economic, reliable and clean energy

DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DIVERSE
OPERATING
PORTFOLIO
Greater stability and
diversity through the LS
transaction
Future market recovery
upside potential through
diversity of geography,
fuel, dispatch and sales
strategy
PREDICTABLE
COST
STRUCTURE
Fuel cost risk carefully
managed
Major maintenance and
environmental capex
programs well-defined
Current platform allows
for greater scale and
scope without
proportionate increase in
costs
FLEXIBLE
DEVELOPMENT
PORTFOLIO
Joint venture presents
additional opportunities
for organic growth or
value capture
More than 10,000 MW of
repowering and
development options
Dynegy’s portfolio of assets is uniquely positioned to deliver value today and capture value in the future

DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DIVERSE
OPERATING
PORTFOLIO
Greater stability and diversity
through the LS transaction
Future market recovery upside
potential through diversity of
geography, fuel, dispatch and
sales strategy
PREDICTABLE
COST
STRUCTURE
FLEXIBLE
DEVELOPMENT
PORTFOLIO

DYNEGY’S PORTFOLIO
DYNEGY’S PORTFOLIO
Scale and scope in key regions
Note: Plum Point 1 currently under construction. Dynegy has entered into an agreement to sell the 351-MW Calcasieu peaking facility in Louisiana, the closing of which is expected in early 2008. Other possible divestitures include the Bluegrass, Cogen Lyondell and Heard County generation facilities.
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
Development/Repowering
Option
Coal
Gas
Gas/Oil
Wind
Operating Plant
Midwest
9,495 MW
Northeast
3,809 MW
Transmission
Total
20,044 MW
West
6,740 MW
Potential Sale

DIVERSIFIED AND BALANCED PORTFOLIO
DIVERSIFIED AND BALANCED PORTFOLIO
Portfolio diversified through geographic locations, fuel and dispatch types
Note: Includes MWs for assets to be sold or considered for divestiture.  Dynegy has entered into an agreement to sell the 351-MW Calcasieu peaking facility in Louisiana, the closing of which is expected in early 2008. Other possible divestitures include the Bluegrass, Cogen Lyondell and Heard
County generation facilities.
Geographic
Diversity
Dispatch
Diversity
Fuell
Diversity
Dynegy
Today
Northeast
19.0%
Midwest
47.4%
West
26.1%
Dual
Fuel
6.5%
Gas - CCGT
33.4%
Gas -
Simple
Cycle
39.2%
Coal/Oil
20.9%
Intermediate
25.8%
Peaking
41.7%
Baseload
32.5%
Dynegy
Pre-Close
Northeast
23.4%
Midwest
63.4%
South
13.2%
Coal/Oil
32.0%
Dual Fuel
11.1%
Gas - CCGT
14.3%
Gas -
Simple
Cycle
42.6%
Intermediate
19.2%
Peaking
45.3%
Baseload
35.5%
South
7.5%

EARNINGS UPSIDE POTENTIAL
EARNINGS UPSIDE POTENTIAL
Earnings Upside Potential:
Natural Gas Prices
Market Clearing Heat Rates
Capacity and ancillary
services
Near-Term
Intra-year volatility due to:
Weather
Plant Outages
Transmission Constraints
Global Events/Local Economics
Long-Term
Over the longer term, upside
potential should come from:
Tightened Supply/Demand Balance
Rising Barriers to Entry
Changes in Fundamental
Commodity Prices
Assets on the ground stand ready to capture opportunities

DYNEGY’S UPSIDE OPTIONS
DYNEGY’S UPSIDE OPTIONS
Dynegy’s diversified portfolio provides several options to realize upside as energy markets tighten
Baseload – affected by increased outright power pricing, as run-times are currently at high levels and coal and rail costs are essentially flat in the near-term
Intermediate – should benefit from both improved pricing/spreads and increased volumes
Peakers – should benefit from both improved pricing/spreads and increased volumes
Improving capacity markets provide benefits for all asset types
Consolidation – results in G&A, O&M and financing cost savings due to Dynegy’s scalable platform and reduced duplication of overhead; this “Consolidation Benefit” is in addition to market recovery upside potential
Price / Spread Volume Cost Savings
Baseload
Intermediate
Peaker
Consolidation
= Areas for Potential Upside
Unique portfolio well positioned to capture potential upside

NEAR-TERM OPPORTUNITIES
NEAR-TERM OPPORTUNITIES
MIDWEST
MISO – Outright power price for uncontracted
baseload volumes, and spark spread for gas-fired
peaking units
PJM – Spark spread for uncontracted gas-fired
combined cycle units
NORTHEAST
NYISO – Spark spread for uncontracted combined
cycle gas and fuel oil units, and outright power price
for uncontracted baseload coal volumes
ISO-NE – Spark spread for uncontracted gas-fired
combined cycle units
WEST
Spark spread for uncontracted gas-fired combined
cycle and peaking units, and ancillary services
Target in-market availability of 90%
Opportunity for
capturing value
given growing risk
to new entrants

DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
FLEXIBLE
DEVELOPMENT
PORTFOLIO
Joint venture presents additional
opportunities for organic growth
or value capture
More than 10,000 MW of
repowering and development
options
DIVERSE
OPERATING
PORTFOLIO
PREDICTABLE
COST
STRUCTURE

DYNEGY’S DEVELOPMENT APPROACH
DYNEGY’S DEVELOPMENT APPROACH
Dynegy’s approach will involve a portfolio of fuel sources and technologies, including new coal, gas, wind and solar resources, through the development joint venture with LS Associates
Meet market needs by providing economic and reliable energy
Comply with environmental, regulatory and legal requirements
Project pipeline will be dynamic and change over time
Open to new supply as it is demonstrated and becomes commercialized
Development
Joint Venture
Regulators
and Other
Stakeholders
Customers
Balancing the needs for economic, reliable and clean energy

FOUR STEPS TO SUCCESSFUL DEVELOPMENT
FOUR STEPS TO SUCCESSFUL DEVELOPMENT
1.
Dynamic and flexible approach
Responsive to customer needs
Able to maximize value of each project through commercial agreements
All supply options will be considered - weighed against economic, reliable and clean criteria
2.
Focus on risk management
Execute long-term contracts and hedges for significant portion of project’s output prior to significant capital commitment
Arrange appropriate financing package
Structure fixed-price construction contracts with respected counterparties
3.
Build relationships
Work closely with local communities, customers, regulators, non-governmental organizations
& other interested parties
Leverage strong relationships with contractors and suppliers
4.
Selectivity
Evaluate many sites and opportunities for each project pursued
“Quality over quantity”
Long-term investment outlook and proven development model

SIGNIFICANT OPPORTUNITIES
SIGNIFICANT OPPORTUNITIES
All fuel sources and technologies will be considered and judged on ability to meet market needs with economic, reliable and clean energy
Primary Fuel Type
Nameplate Capacity (MW)
More than 900 MW
500 MW to 900 MW
150 MW to 500 MW
Less than 150 MW
Development Option
Coal
Gas
Gas/Oil
Wind
Repowering Option
Transmission
Multiple opportunities
Diversified fuel sources
including coal, gas, wind
and solar
Greenfield and expansion
of existing sites
Dynamic portfolio
expected to change over
time
Each project to stand on
its own merit

DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
PREDICTABLE COST
STRUCTURE
Fuel cost risk carefully managed
Major maintenance and
environmental capex programs
well-defined
Current platform allows for
greater scale and scope without
proportionate increase in costs
FLEXIBLE
DEVELOPMENT
PORTFOLIO
DIVERSE
OPERATING
PORTFOLIO

PREDICTABLE COST STRUCTURE
PREDICTABLE COST STRUCTURE
CAPITAL
SPENDING
Committed to environmental
stewardship that will achieve
approximately 90% reduction
of SO2
and NO
X
in the
Midwest
Overarching goal to operate
safely and efficiently, while
meeting the needs of the
market
G&A
Scale and scope increase
without proportionate
increase in costs
Strive to be a low-cost
provider
O&M COSTS &
FUEL SUPPLY
Long-term PRB coal and
rail contracts in place
Other fuel price risk
generally passed through
or purchased as needed at
index-related prices
Pursue growth while maintaining fiscal discipline,
delivering greater value for all investors

ROUTINE MAINTENANCE CAPITAL SPENDING
ROUTINE MAINTENANCE CAPITAL SPENDING
2007 generation maintenance capital spending expected to approximate $155 MM
(1)
$115 MM baseload coal
$20 MM intermediate combined-cycle gas
$20 MM gas peakers
Dynegy is committed to maintaining a
safe, efficient and reliable power generation fleet
(1) Represents Generation
capital
spend, including 12 months for Dynegy assets and 9 months for LS assets and excludes approximately $15 MM related to corporate routine maintenance.
Baseload Coal
Capital spending
usually routine and
predictable given
consistent run-times
Gas Peakers
Capital spending
primarily offset by
earnings from the
sale of power
Combined-Cycle Gas
Capital spending over a 5.5-
year period could average
from $50-$60 MM annually,
primarily depending on run-
time
Typically, no single year
exceeds spending of
$100 MM

O&M COSTS & FUEL SUPPLY
O&M COSTS & FUEL SUPPLY
MIDWEST
Long-term PRB coal and rail contracts
Baldwin 2007E delivered price approximately $1.35/MMBtu
Approximately 97% of coal requirements contracted through 2010, with 98% contracted at a fixed price through 2008
100% of rail requirements contracted at fixed prices through 2013
NORTHEAST
2007E South American coal delivered price ~$2.90/MMBtu
100% of coal supply contracted at fixed price through 2007, with diversified suppliers and load ports
Fuel oil and natural gas purchased as needed at index-related pricing
WEST
Fuel price risk generally passed through on hedges and tolling agreements or purchased as needed at index-related prices

GROWTH THROUGH CONSOLIDATION
BENEFITS FOR INVESTORS
GROWTH THROUGH CONSOLIDATION
BENEFITS FOR INVESTORS
Greater scale and scope without proportionate increase in costs creates significant value for all investors
Dynegy’s competitive position enhanced
through more assets under management
Note: G&A estimates are as presented 2/27/07.
(1) Excludes $55 MM pre-tax legal and settlement charges recorded in G&A.
(2) Based on full-year estimates for Dynegy and 9 months of estimates for LS Power beginning 4/01/07, including certain acquisition-related expenditures.
0
5,000
10,000
15,000
20,000
25,000
Megawatts
Estimated G&A ($ in MM)
2007 2006
$140
(1)
$160
(2)
11,739
20,044
Megawatts increase 71%,
while G&A up only 14%

DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DYNEGY DIFFERENTIATED BY ITS
UNIQUE PLATFORM
DIVERSE OPERATING PORTFOLIO
Diversification enhances financial stability
Strong assets with upside potential for
market recovery
FLEXIBLE DEVELOPMENT PORTFOLIO
Dynamic portfolio to create and capture
future value through organic growth
opportunities
PREDICTABLE COST STRUCTURE
Focused management team committed to
growing the business
Scalable platform with minimal
incremental costs for future sector
consolidation
Dynegy’s portfolio of
assets is uniquely
positioned to deliver
value today and
capture value in the
future for all investors

Appendix

CCGT FACILITY MAINTENANCE
CCGT FACILITY MAINTENANCE
Frequency of major maintenance for gas turbine-driven facilities is primarily a function of run-time
Major maintenance events assumed to occur every 24,000 run hours (approximate)
Costs vary depending on facility size, type of equipment, age, long-term service agreements and other operating conditions
Run hour and capacity factor estimates are based on proprietary forecasts of natural gas and power commodity prices, as well as expectations of future market demand
Capacity factors for the LS Power CCGT fleet have historically been in a range of 15-60% and vary by facility
Example: 50% capacity factor x 24 hours x 365 days = 4,380 run hours per year
24,000 run hours / 4,380 run hours per year = ~5.5 years per maintenance cycle
Dynegy’s practice is to capitalize most major maintenance costs
Increased run-time will result in increased maintenance costs, which is expected to be offset by improved earnings
Note: Example above shown for illustrative purposes only.  Actual timing of maintenance and forecasted maintenance capital expenditures for
CCGT facilities will vary based on multiple factors and actual operating conditions, among other things. Number of years in a maintenance cycle may be more or less, depending on the actual operation of the plant.

DEBT & OTHER OBLIGATIONS ($ in MM)
DEBT & OTHER OBLIGATIONS ($ in MM)
Dynegy Power Corp.
Central Hudson
(3)
$820
Dynegy Holdings Inc.
$850 Million Revolver
(1)
$275
Synthetic LC Facility
(2)
$400
Term Loan $70
Second Secured Notes $11
Sr. Unsec. Notes/Debentures
$2,397
Subordinated Debentures $200
Secured
Key
Secured Non-Recourse
Unsecured
Dynegy Inc..
Sithe Energies
Senior Debentures      $428
LS Power Portfolio
(4)
1st Lien $1,415
2     Lien 200
Operating Assets $1,615
Plum Point, Net 204
Total $1,819
Note: Represents current capital structure expectations and assumptions as of closing April 2, 2007.
(1) Represents drawn amounts under the revolver upon expected closing of transaction.
(2) Proceeds from this facility are expected to be drawn and fully collateralize the issuance of letters of credit.  Includes $200 MM from original facility, $83 MM for Sithe debt reserve and $117 MM for LS Power parental support and miscellaneous developmental requirements.
(3) Central Hudson lease payments are unsecured obligations of Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease.  DHI has guaranteed the lease payments on a senior unsecured basis.  Amount reflects PV (10%) of future lease payments as of 3/31/07.
(4) See next page for more details about the LS Power debt portfolio.
nd

LS POWER DEBT AND OTHER OBLIGATIONS ($ in MM)
LS POWER DEBT AND OTHER OBLIGATIONS ($ in MM)
1st Lien Debt $ 1,415 MM
2nd Lien Debt 200 MM
Operating Assets $ 1,615 MM
Plum Point, Net 204 MM
Total $ 1,819 MM
Total LS Power
Amounts Outstanding
Key
Secured Non-Recourse
Kendall
1
st
Lien LC Facility             $0
1
st
Lien Term Loan         $396
Ontelaunee
1
st
Lien Term Loan    $100
2
nd
Lien Term Loan     $50
LSP Gen Finance Co.
1
st
Lien Term Loans                    $919
2
nd
Lien Term Loan                     $150
$100 MM 1
st
Lien Revolver
(1)
$0
1st
Lien LC Facilities
(1)
$0
Plum Point Energy Assoc.
1
st
Lien Term Loan $185
$17 MM 1
st
Lien Revolver
(1)
$0
Synthetic LC Facility
(2)
$0
Tax Exempt Notes
(2)
$100
Sub-Total $285
Less: Restricted Cash ($81)
Total, Net $204
LS Power Portfolio
Note: Represents debt balances expected as of closing on 04/02/07. Plum Point is expected to be consolidated in Dynegy’s financial results, but the facility will be only net 40% owned by the new company.
(1) Revolver facilities assumed to be undrawn as of 3/31/07.  LSP Gen Finance Co. First Lien LC Facilities totaling $650 MM exclude $529 MM letters of credit posted as of January 2007.
(2) $102 MM Synthetic LC Facility is undrawn and collateralizes tax exempt notes.

2007 CASH FLOW ESTIMATES: GAAP BASIS
2007 CASH FLOW ESTIMATES: GAAP BASIS
GEN OCF adjustment primarily related to cash received in 2006 for 2007 forward sales
Other OCF adjustment due to timing of Sithe interest payment previously expected in 2006
Note: 2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 1/30/07 and assume closing of the LS Power transaction at end 1Q
2007.  Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Core business represents continuing operating results, excluding significant items.
(1) Asset sale proceeds in the range of $200-500 MM are expected from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets.  Divestitures could result in impairment charges and could reduce 2007 and forward EBITDA or free cash flow. Proceeds from the expected sale of Calcasieu are assumed to be received in early 2008.
As Presented February 27, 2007; Based on Price Curves as of January 30, 2007
($ in millions) GEN OTHER 2007 Total
Previous GAAP OCF Estimates $ 1,170-1,260 $ (570-560) $ 600-700
Adjustments (Approximate):
Timing of Receipts and Payments (80) (20) (100)
New GAAP OCF Estimates $ 1,090-1,180 $ (590-580) $ 500-600
GAAP ICF
Capex - Maintenance (155) (15) (170)
Capex - Consent Decree (90) - (90)
Capex - Plum Point Development (155) - (155)
Investment in Development Portfolio - (10) (10)
Proceeds from Asset Sales and Acquisition Costs, Net
(1)
200 (145) 55
Change in Restricted Cash 155 30 185
Free Cash Flow $ 315-415
Add Back: Acquisition Costs 145
Less: Proceeds from Asset Sales
(1)
(200)
Free Cash Flow - Core Business $ 260-360

2007 EARNINGS ESTIMATES: GAAP BASIS
2007 EARNINGS ESTIMATES: GAAP BASIS
Note: 2007 estimates are presented on a GAAP basis, are based on quoted forward commodity price curves as of 1/30/07 and assume closing of the LS Power transaction at end 1Q 2007, excluding purchase accounting adjustments. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items.  Reduced 2007 and forward EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could result in impairment charges.
(1) Calculated based on 755 MM weighted-average shares outstanding.
Other includes G&A costs of approximately $160 MM, primarily offset by interest income
Interest expense of $435 MM includes approximately $30 MM for Plum Point
Estimates exclude purchase accounting adjustments to be recorded upon closing of LS Power transaction
Earnings may be more volatile as many of the forward sales commitments associated with the LS Power portfolio are marked-to-market under GAAP, which may create variances between earnings and cash flows in certain periods
As Presented February 27, 2007; Based on Price Curves as of January 30, 2007
($ in millions) Midwest West Northeast Total GEN OTHER 2007 Total
EBITDA Estimates $ 745-795 $ 215-235 $ 175-205 $ 1,135-1,235 $ (115-105) $ 1,020-1,130
Depreciation (180) (45) (40) (265) (15) (280)
Interest (435)
Tax Expense (115-160)
Net Income Applicable to Common Shareholders - GAAP $ 190-255
Earnings Per Share
(1)
$ 0.25-0.34

GENERATION ASSET LIST
GENERATION ASSET LIST
Net Primary Dispatch NERC
Region/Facility Location Capacity
(1)
Fuel Type Type Region
MIDWEST
Baldwin Baldwin, IL 1,800 Coal Baseload MISO
Havana
Units 1-5 Havana, IL 228 Oil Peaking MISO
Unit 6 Havana, IL 441 Coal Baseload MISO
Hennepin Hennepin, IL 293 Coal Baseload MISO
Oglesby Oglesby, IL 63 Gas Peaking MISO
Stallings Stallings, IL 89 Gas Peaking MISO
Tilton Tilton, IL 188 Gas Peaking MISO
Vermilion
Units 1-2 Oakwood, IL 164 Coal/Gas Baseload MISO
Unit 3 Oakwood, IL 12 Oil Peaking MISO
Wood River
Units 1-3 Alton, IL 119 Gas Peaking MISO
Units 4-5 Alton, IL 446 Coal Baseload MISO
Kendall Minooka, IL 1,200 Gas - CCGT Intermediate PJM
Ontelaunee Ontelaunee Township, PA 580 Gas - CCGT Intermediate PJM
Rocky Road
(2)
East Dundee, IL 330 Gas Peaking PJM
Riverside/Foothills Louisa, KY 960 Gas Peaking PJM
Rolling Hills Wilkesville, OH 965 Gas Peaking PJM
Renaissance Carson City, MI 776 Gas Peaking MISO
Plum Point
(3)
Osceola, AR 265 Coal Baseload SERC
Bluegrass
(4)
Oldham County, KY 576 Gas Peaking SERC
Midwest Combined 9,495
NORTHEAST
Independence Scriba, NY 1,064 Gas - CCGT Intermediate NYISO
Roseton
(5)
Newburgh, NY 1,185 Gas/Oil Intermediate NYISO
Bridgeport Bridgeport, CT 527 Gas - CCGT Baseload ISO-NE
Casco Bay Veazie, ME 540 Gas - CCGT Baseload ISO-NE
Danskammer
Units 1-2 Newburgh, NY 123 Gas/Oil Peaking NYISO
Units 3-4
(5)
Newburgh, NY 370 Coal/Gas/Oil Baseload NYISO
Northeast Combined 3,809

GENERATION ASSET LIST (CONT.)
GENERATION ASSET LIST (CONT.)
Net Primary Dispatch NERC
Region/Facility Location Capacity
(1)
Fuel Type Type Region
WEST
Moss Landing
Units 1-2 Monterrey County, CA 1,020 Gas - CCGT Baseload CAISO
Units 6-7 Monterrey County, CA 1,509 Gas Peaking CAISO
Morro Bay
(6)
Morro Bay, CA 650 Gas Peaking CAISO
South Bay Chula Vista, CA 706 Gas Peaking CAISO
Oakland Oakland, CA 165 Oil Peaking CAISO
Arlington Valley Arlington, AZ 585 Gas - CCGT Intermediate WECC
Griffith Golden Valley, AZ 558 Gas - CCGT Intermediate WECC
Calcasieu
(7)
Sulphur, LA 351 Gas Peaking SERC
Heard County
(4)
Heard County, GA 539 Gas Peaking SERC
Black Mountain
(8)
Las Vegas, NV 43 Gas Baseload WECC
Cogen Lyondell (4) Houston, TX 614 Gas - CCGT Baseload ERCOT
West Combined 6,740
TOTAL DYNEGY GENERATION 20,044
(8) Dynegy owns a 50% interest in this facility and the remaining 50% interest is held by Chevron.  Total generating capacity of this facility is 85 MW.
(1) Unit capabilities are based on winter capacity.
(5) DYN entered into a $920 MM sale-leaseback transaction for the Roseton facility and units 3 and 4 of the
Danskammer facility in 2001.  Cash lease payments extend until 2029 and include $108 MM in 2007, $144 MM in 2008,
$141 MM in 2009, $95 MM in 2010 and $112 MM in 2011.  GAAP lease payments are $50.5 MM through 2030 and decrease until last GAAP lease payment in 2035.
(3) Under construction.  Represents net 40% ownership.
(2) Excludes 28 MW of capacity for Unit 3, which is not available during cold weather because of winterization requirements.
(6) Represents generating capacity of units 3 and 4.  Units 1 and 2, with a combined net generating capacity of 352
MW, are currently in layup status and out of operation.
(4) Dynegy is conducting a portfolio review and may consider divesting certain assets that (a) are primarily peaking in nature and generally operate in locations where market recovery is projected to occur much further in the future than in other regions in which the company will have a significant asset position, or (b) could present value propositions through potential dispositions not likely to be achieved through continued ownership and operation by the company.
Based on this review, the Bluegrass, Cogen Lyondell and Heard County generation facilities could be targets for sale in
2007.
(7) Dynegy has entered into an agreement to sell this generation facility, the closing of which is expected in early
2008.